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                                                                     EXHIBIT 4.7


                        INTEGRATED TELECOM EXPRESS, INC.

                           FIRST AMENDED AND RESTATED

                             STOCKHOLDERS' AGREEMENT

This First Amended and Restated Stockholders' Agreement (the "Agreement") is entered into as of this 6th of October, 1999 by and among Integrated Telecom Express, Inc., a Delaware corporation (the "Company"), certain stockholders of the Company, including the holder of Series A Preferred Stock as set forth on EXHIBIT A hereto (the "Series A Stockholder"), the purchasers of Series B Preferred Stock as set forth on EXHIBIT B hereto (the "Series B Stockholders"), and, with respect to Section 2 hereof, certain founders as named herein on EXHIBIT C (the "Founders"). The Series A Stockholder and the Series B Stockholders are collectively referred to herein as the "Investors."

                                    RECITALS

A. The Company and the Series A Stockholder entered into a Series A Preferred Stock and Warrant Purchase Agreement on October 27, 1998 (the "Series A Agreement"), pursuant to which the Company sold, and the Series A Stockholder, acquired shares of the Company's Series A Preferred Stock.

B. In connection with the Series A Agreement, the Company, the Series A Stockholder and the Founders entered into a Shareholders' Agreement on October 27, 1998 (the "Stockholders' Agreement").

C. The Company and the Series B Stockholders are entering into a Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement"), pursuant to which the Company shall sell, and the Series B Stockholders shall acquire shares of the Company's Series B Preferred Stock.

D. The Company, the Founders and Series A Stockholder now wish to amend the Stockholders' Agreement; and

E. The Company wishes to grant the Series B Stockholders the rights provided herein, subject to execution of this Agreement by the Investors.

NOW THEREFORE, the parties hereto agree as follows:


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                                    SECTION 1

                      AFFIRMATIVE COVENANTS OF THE COMPANY

      1.1     FINANCIAL INFORMATION.

              (a) The Company, as soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, will mail (in accordance with the provisions set forth in Section 5.6 herein) audited financial statements of the Company and its subsidiaries, if any, as of the end of such fiscal year to each Investor who continues to hold any shares of the Preferred, including Common Stock issued upon conversion of the Preferred (appropriately adjusted for recapitalizations), and each Investor who holds an outstanding Warrant, Warrant Shares, including Common Stock issued upon conversion of the Warrant Shares (appropriately adjusted for recapitalizations). Such year-end financial statements shall be prepared in reasonable detail and in accordance with generally accepted accounting principles.

              (b) The Company will mail the following reports (in accordance with the provisions set forth in Section 5.6 herein) to each Investor who continues to hold any shares of the Preferred, including Common Stock issued upon conversion of such Preferred (appropriately adjusted for recapitalizations) and each Investor who continues to hold an outstanding Warrant, Warrant Shares, including Common Stock issued upon conversion of the Warrant Shares (appropriate adjusted for recapitalizations.):

                    (i) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, unaudited financial statements of the Company and its subsidiaries, if any, as of the end of each such quarterly period; and

                    (ii) As soon as practicable after the end of each fiscal year, a budget adopted by the Company's board of directors for the next fiscal year.

              (c) The rights granted pursuant to Section 1.1 may not be assigned or otherwise conveyed by the Investor or by any subsequent transferee of any such rights without the prior written consent of the Company except as authorized in this Section.

      1.2 INSPECTION. The Company will afford to each Investor who continues to hold at least 100,000 shares of the Preferred, including Common Stock issued on conversion of the Preferred (appropriately adjusted for recapitalizations), and each Investor who holds an outstanding Warrant, Warrant Shares, including Common Stock issued upon conversion of the Warrant Shares (appropriately adjusted for recapitalizations), and to the Investor's accountants, counsel and other representatives reasonably acceptable to the Company, reasonable access during normal business


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hours to all of the Company's respective properties, books, contracts, commitments and records, including stockholder lists along with any information distributed to the board of directors of the Company. The Company also will furnish promptly to the Investor (i) a copy of each report, schedule, registration statement and other document filed or received by it pursuant to the requirements of federal and state securities laws, and (ii) all other information concerning its business, properties and personnel as the Investor may reasonably request. The Investor shall have such other access to management and information as is necessary for it to comply with applicable laws and regulations and reporting obligations. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties. The Investor may exercise its rights under this
Section 1.2 only for purposes reasonably related to its interests under this Agreement and related agreements. The Investor's rights under this Section 1.2 may not be transferred.

      1.3 TERMINATION OF COVENANTS. The covenants set forth in Sections 1.1 and 1.2 shall terminate and be of no further force or effect upon the earlier of (i) at such time of effectiveness of the Company's first firm commitment underwritten public offering registered under the Securities Act of 1933, as amended, at a price per share of not less than $10.50 (as adjusted for stock splits, reverse stock splits, stock dividends or combination effected after the date on which the first share of Series A Preferred Stock is issued) and with gross proceeds to the Company of more than $10,000,000.00 (a "Qualified IPO"), or (ii) a merger, consolidation or other transaction in which more than fifty percent (50%) of the voting power of the Company is disposed of.

      1.4 SERIES A STOCKHOLDER'S POST-IPO INFORMATION RIGHTS. Following the Company's Qualified IPO, and for as long as Intel maintains an equity interest in the Company acquired hereunder, the Company will mail copies of the Company's 10-K's, 10-Q's, 8-K's and the Annual Report to Stockholders to Intel, promptly after such reports are filed with the Securities and Exchange Commission.

      1.5 COMPANY RIGHT TO WITHHOLD FINANCIAL INFORMATION AND INSPECTION RIGHTS. The Company reserves the right to withhold financial information and inspection rights of the Series B Stockholders if the Board of Directors reasonably believes that access to such information would:(i) involve a conflict of interest regarding a material issue for the Company or (ii) adversely effect attorney-client privilege between the Company and its counsel.


                                    SECTION 2

                               REGISTRATION RIGHTS

      2.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:


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

              (a) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

              (b) "FOUNDER'S SHARES" shall mean the 1,575,000 shares of Common Stock held by the Founders as of the date of this Agreement.

              (c) "HOLDER" shall mean (i) any Investor holding Registrable Securities (including Preferred), and (ii) any person holding Registrable Securities to whom the rights under this Section 2 have been transferred in accordance with Section 2.14 hereof, and (iii) in the event that Investors hold less than 30% of the shares of Registrable Securities issued or issuable to it as of the date hereof, the Founders.

              (d) "INITIATING HOLDERS" shall mean any Holders who in the aggregate hold greater than 30% of the Registrable Securities, excluding Founders' shares.

              (e) "PREFERRED" shall mean the Series A Preferred Stock and Series B Preferred Stock

              (f) "REGISTRABLE SECURITIES" means (i) the Common Stock of the Company issued or issuable upon conversion of the Preferred and upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issuable upon conversion of the Preferred, (ii) the 1,214,286 Warrant Shares issued pursuant to Warrants, and (iii) in the event that Investors hold less than 30% of the shares of Registrable Securities issued or issuable to it as of the date hereof, the Founders' Shares, and any Common Stock issued in respect to such shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to such shares, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single sale in the opinion of counsel for the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (other than a sale under Rule 144(k) promulgated under the Securities Act) so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

              (g) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

              (h) "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2.4,
2.5 and 2.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of


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regular employees of the Company which shall be paid in any event by the
Company) and the reasonable fees and disbursements of one counsel for all Holders.

              (i) "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

              (j) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              (k) "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for any Holder.

      2.2     RESTRICTIVE LEGEND. Each certificate representing (i) Preferred,
(ii) the Common Stock, (iii) the Warrant Shares and (iv) any other securities issued in respect of the Preferred or the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

              (a) "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDER'S AGREEMENT BY AND AMONG THE HOLDER OF THESE SHARES, CERTAIN INVESTORS IN THE CAPITAL STOCK OF THE CORPORATION AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

              (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

              Each Investor and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred or the Common Stock in order to implement the restrictions on transfer established in this Section 2.

      2.3 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Restricted Securities by the holder to any of its


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partners, or retired partners, or to the estate of any of its partners or retired partners, or (iii) in transactions in compliance with Rule 144), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail. Such transfer, sale, assignment or pledge must be approved by counsel to the Company as being in compliance with applicable securities laws, such approval not to be unreasonably withheld. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

      2.4     REQUESTED REGISTRATION.

              (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance, the Company will:

                    (i) within twenty (20) days give written notice of the proposed registration, qualification or compliance to all other Holders; and

                    (ii) use its best efforts, and in any event within a reasonable period to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty
(20) days after receipt of such written notice from the Company;

      Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                          (A)    In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                          (B)    Prior to six (6) months after the effective
date of the Company's first registered public offering of its stock, or the fifth anniversary of the Closing Date, whichever is earlier;


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                          (C)    During the period starting with the date sixty
(60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                          (D)    After the Company has effected two such
registrations pursuant to this subparagraph 2.4(a), and such registrations have been declared or ordered effective; provided however, that if the request for a registration is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities (the "Requesting Holders"), then such Requesting Holders shall, at such Holder's option, either (i) be required to pay all Registration Expenses, or (ii) lose one of their rights to cause the Company to effect a registration under this Section 2.4. Provided, further however, that if the requested registration is withdrawn and at the time of such withdrawal the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.4.

                          (E)    If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.4 shall be deferred for a period not to exceed one hundred eighty (180) days from the date of receipt of written request from the Initiating Holders, provided that the Company may not exercise this deferral right more than once per twelve month period.

      Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

              (b)   UNDERWRITING. In the event that a registration pursuant to
Section 2.4 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 2.4(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.4 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.4, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.


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

      The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 2.4, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated, among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. Provided however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

      If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

      2.5     COMPANY REGISTRATION.

              (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                    (i)   promptly give to each Holder written notice thereof;
and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

              (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.5(a)(i). In such event the right of any Holder to registration pursuant to Section 2.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided


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herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration (i) in the case of the Company's initial public offering, to zero, and (ii) in the case of any other offering, to an amount no less than 25% of all shares to be included in such offering, provided, however, that (a) all shares that are not Registrable Securities and are held by any person other than an officer or director of the Company shall be excluded from such registration and underwriting before any Registrable Securities are so excluded and (b) that for each share of Registrable Securities excluded from such registration, three shares of officers and directors shall be excluded from such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holder at the time of filing the Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

              (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.5 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.


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      2.6     REGISTRATION ON FORM S-3.

              (a) Any Holder or Holders (other than the Founders) may request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two registrations pursuant to this Section 2.6 in any twelve (12) month period. The Company shall inform other Holders of the proposed registration and offer them the opportunity to participate. The substantive provisions of Section 2.4(b) shall be applicable to each registration initiated under this Section 2.6.

              (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.6: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
(iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, provided that the Company may not exercise this deferral right more than twice per twelve month period.

      2.7 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with all registrations pursuant to Sections 2.4, 2.5 and 2.6 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.


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

      2.8 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

              (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed.

              (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

              (c) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

              (d) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

              (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any.

      2.9     INDEMNIFICATION.

              (a) The Company will indemnify each Holder, each of its officers, directors, trustees and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any state securities law or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, trustees and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any Holder, controlling person or underwriter and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

              (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, trustees and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, trustees, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds of the initial public offering received by such Holder; provided, however, such limitation shall not apply in the case of willful fraud by such Holder.

              (c)   Each party entitled to indemnification under this Section
2.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party shall have the option to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No claim may be settled without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

              (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; PROVIDED that in no event shall any contribution by a Holder under this Subsection 2.9(d) exceed the net proceeds from the initial public offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (f)   The obligations of the Company and the Holders under this
Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

      2.10 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

      2.11 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

              (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

              (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements).

              (c) So long as the Investor owns any Restricted Securities to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

      2.12 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Investor under Sections 2.4, 2.5 and 2.6 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Purchaser provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 50% of the Registrable Securities held by the Investor (appropriately adjusted for recapitalizations). Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner of the Investor, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

      2.13 STANDOFF AGREEMENT. In connection with the Company's initial public offering of the Company's securities, the Holder agrees, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters, provided that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

      2.14 TERMINATION. The rights to cause the Company to register securities granted Investor under Section 2.4, 2.5 and 2.6 shall expire upon the earlier of five (5) years after the Company's initial public offering or, for a particular holder of Registrable Securities, at such time as such holder owns securities constituting less than 1% of the outstanding voting stock of the Company and is able to dispose of all such securities in one three month period pursuant to Rule 144.

      2.15 NO REGISTRATION RIGHTS TO THIRD PARTIES. Without the prior written consent of the Holders, other than the Founders, of a majority in interest of the Registrable Securities then outstanding, other than the Founder's Shares, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the demand, "piggyback" or Form S-3 registration rights described in this Article 2, or otherwise) relating to shares of the Company's Preferred or any other voting securities of the Company, other than rights that are on a parity with or subordinate in right to the Purchaser.


                                    SECTION 3

                             RIGHT OF FIRST REFUSAL

      3.1 INVESTOR'S RIGHT OF FIRST REFUSAL. The Company hereby grants to each Investor the right of first refusal to purchase a Pro Rata share of, any part of New Securities (as defined in this Section 3.1) which the Company may, from time to time, propose to sell and issue. A Pro Rata Share, for purposes of this right of first refusal, is the ratio that the sum of the number of shares of Common Stock then held by the Investor and the number of shares of Common Stock issuable upon conversion of the Preferred then held by such Investor bears to the sum of the total number of shares of Common Stock then outstanding and the number of shares of Common Stock issuable upon conversion of the then outstanding Preferred Stock.

              (a) Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company including Common Stock and Preferred Stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New Securities" does not include shares issued or issuable (i) upon conversion of shares of Preferred Stock; (ii) up to 25% of the fully-diluted shares at the time of such sale, to directors or employees of, or consultants to, the Company pursuant to a stock grant, option plan or purchase plan or other employee stock incentive program approved by the Board of Directors; (iii) as a dividend or distribution on the Preferred Stock and Common Stock; (iv) in connection with any transaction in which more than fifty percent (50%) of the voting power of the Company is disposed of, as approved by a majority of the outside directors; (v) in connection with corporate partnerships as approved by a majority of the outside directors; (vi) in connection with bank or lease financings, up to 15% of the total amount of such financings, unless such cap is waived by a majority of the outside directors; or (vii) stock issued pursuant to any rights or agreements including without limitation convertible securities, options and warrants, provided that the rights of first refusal established by this Section
3.1 apply with respect to the initial sale or grant by the Company of such rights or agreements.

              (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Investor shall be entitled to purchase their pro rata share of the New Securities available for purchase plus a pro rata portion of any shares not purchased by other Investors or, if only one Investor elects to purchase, such Investor may purchase all New Securities. Each Investor shall have ten (10) business days from the date of receipt of any such notice to agree to purchase up to their respective Pro Rata Shares of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company. The notice shall state the quantity of the pro rata allotment of New Securities to be purchased and how many additional shares will be purchased if other Investors do not fully exercise their right of first refusal. If an Investor fails to respond in writing within this ten-day period, the right of such Investor to acquire its proportionate part of the New Securities shall terminate. If one or more Investors do not elect to acquire their full pro rata share of the New Securities available, the unsubscribed shares shall be allocated pro rata to each other Investor which indicated it desired to purchase additional shares, based on the total number of shares of the Preferred Stock held by each purchasing Investor. The Company shall allocate and reallocate the shares available according to this procedure. All allocations and reallocations pursuant to this Section 3 must be completed within five (5) business days after the end of the ten (10) business day period referred to above.

              (c) After the fifteen (15) business day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by the Investor at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities in the manner provided above.

              (d) The right of first refusal granted hereunder shall expire upon the first to occur of the following: (i) the closing of a Qualified IPO; or (ii) a merger, consolidation or other transaction in which more than fifty percent (50%) of the vesting power of the Company is disposed of.

              (e) The right of first refusal hereunder is not assignable except by an Investor to (i) any wholly-owned subsidiary or constituent partner who acquires at least 100,000 shares of Preferred and/or Common Stock issued upon conversion of the Preferred (appropriately adjusted for recapitalizations), or (ii) any other party who purchases at least 50% of the Investor's shares (but not less than 100,000 shares) of Preferred or Common Stock issued on conversion of the Preferred (approximately adjusted for recapitalization).

                                    SECTION 4

                               PROPOSED TRANSFERS

      4.1 RESTRICTION ON TRANSFER OF PREFERRED STOCK. Subject to the terms and conditions of this Agreement and compliance with all applicable securities laws, the Registrable Securities held by Investors may be transferred to any individual, corporation, partnership, trust, unincorporated organization or any other entity or organization not in direct competition with the Company. Whether or not a proposed transferee is a direct competitor of the Company will be determined in good faith by the Board of Directors of the Company.


                                    SECTION 5

                                  MISCELLANEOUS

      5.1 TERM AND TERMINATION. This Agreement shall become effective upon the Closing under the Series B Agreement. Sections 1.1, 1.2 and 1.5 shall terminate in accordance with the terms of Section 1.3; Section 2 shall terminate upon the satisfaction of the covenants thereunder by the parties, and
Section 3 shall terminate in accordance with Section 3.1(d).

      5.2 WAIVERS AND AMENDMENTS. With the written consent of the Investors holding more than 50% of the Registrable Securities then outstanding, the obligations of the Company and the rights of the Investors under this Agreement, other than Section 5, may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, other than Section 5, provided however, that any amendment, waiver, discharge or termination of any provision hereof, other than Section 5, which would have the effect of altering the rights of the Holders of the Founders' Shares in relation to the rights of Holders of other Registrable Securities shall not be effective unless approved by the Holders of a majority interest of the Founders' Shares. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to the record holders of the Preferred or Common Stock issued or issuable pursuant to conversion of the Preferred who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Section 5 of this Agreement may be amended or waived only by the written consent of the Company, Intel and 50% of the Registrable Securities then held by Series B Stockholders.

      5.3 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

      5.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      5.5 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

      5.6 NOTICES, ETC. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as follows: (i) if to the Series A Stockholder, Intel Corporation, 2200 Mission College Boulevard, Santa Clara, CA 95052, Attention:
Treasurer, with a copy to Intel Corporation, 2200 Mission College Boulevard, Santa Clara, CA 95052, Attention: General Counsel, or as subsequently modified by written notice, (ii) if to any other holder of any shares subject to this Agreement, including the Founders, at such address as such holder shall have furnished to the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, and (iii) if to the Company, Integrated Telecom Express, Inc., 2710 Walsh Avenue, Santa Clara, California 95051, Attention: Richard Forte, with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94043, Attention:
Carmen Chang.

      5.7 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      5.8 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      5.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      5.10 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Investor of any breach or default under this Agreement, or any waiver by the Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

      5.11 STOCK SPLITS. All references to the number of shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the capital stock which may be made by the Company after the Closing Date.

      5.12 CONFIDENTIALITY AND NON-DISCLOSURE. The company and the Series A Stockholder hereto agree to be bound by the confidentiality and non-disclosure provisions of a side letter agreement executed by the parties on October 27, 1998.

      5.13 ADDITIONAL PREFERRED STOCK INVESTORS. If any party, after the date hereof, acquires shares of Series B Preferred Stock from the Company and executes this Agreement or a counterpart signature page to this Agreement, then such party shall be deemed a Series B Stockholder and an Investor for all purposes of this Agreement.


                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                               T. J. HUANG
                              --------------------------------------------------
                              (Print Name)

                               /s/ T. J. Huang
                              --------------------------------------------------
                              (Signature)

                               Taiwan Special Opportunities Fund II
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              PAUL KAO
                              --------------------------------------------------
                              (Print Name)

                              /s/ Paul Kao
                              --------------------------------------------------
                              (Signature)

                              Hanmore Investment Corporation, Chairman
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CNET TECHNOLOGY INC
                              --------------------------------------------------
                              (Print Name)

                              Symon Chang
                              --------------------------------------------------
                              (Signature)

                              President
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              MAGIC INTERNATIONAL CO., LTD.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Sing Long Du
                              --------------------------------------------------
                              (Signature)

                              SING LONG DU - DIRECTOR
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              PRIMUS TECHNOLOGY VENTURES, INC.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Jean Liu Chang
                              --------------------------------------------------
                              (Signature)

                              JEAN LIU CHANG, PRESIDENT
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              JEI HSIE NIE
                              --------------------------------------------------
                              (Print Name)

                              /s/ Jei Hsie Nie
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              FENG-YUH JUANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Feng-Yuh Juang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HUI-TZU HU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Hui-Tzu Hu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHEN-HEN TSEN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chen-hen Tsen
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              FRANK YU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Frank Yu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HUEI CHUN YAO de LIU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Huei Chun Yao de Liu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              MEI-LING HSU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Mei-Ling Hsu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              FENG-CHI CHENG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Feng-Chi Cheng
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              FORTY-NINE LIMITED PARTNERSHIP
                              --------------------------------------------------
                              (Print Name)

                              /s/ Forty-Nine Limited Partnership
                              --------------------------------------------------
                              (Signature)

                              George Pysor - General Partner
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHENG KUEI LIN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Cheng Kuei Lin
                              --------------------------------------------------
                              (Signature)

                              CEO & President
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHI-HWA CHANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chi-Hwa Chang
                              --------------------------------------------------
                              (Signature)

                              Chi-Hwa Chang ERP Manager
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              SU-CHIU SUN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Su-Chiu Sun
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              WOAN-FEN CHOW
                              --------------------------------------------------
                              (Print Name)

                              /s/ Woan-Fen Chow
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

    CIOFFI FAMILY TRUST       J. CIOFFI
                              --------------------------------------------------
                              (Print Name)

                              /s/ John M. Cioffi
                              --------------------------------------------------
                              (Signature)

                              Trustee
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HUEI-YI LIU HWANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Huei-Yi Liu Hwang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              KENG-MIN LIN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Keng-Min Lin
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              WENG-CHIEH WANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Weng-Chieh Wang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              SHIOU-MEI FAN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Shiou-Mei Fan
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

EUGENE ZIEN                          ILLEGIBLE
---------------------------------- --------------------------------------------
(Print Name)                       (Print Name)

/s/ Eugene Zien                     /s/ ILLEGIBLE
---------------------------------- --------------------------------------------
(Signature)                        (Signature)


---------------------------------- --------------------------------------------
(Print Name and title of signatory,    (Print Name and title of signatory,
        if applicable)                           if applicable)


               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              JERRY D. LATTA
                              --------------------------------------------------
                              (Print Name)

                              /s/ Jerry D. Latta
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CECILIA CHANG AND JIA JEN CHANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Cecilia Chang and /s/ Jia Jen Chang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS


                              --------------------------------------------------
                              (Print Name)

                              /s/ Yeh Ying-Kiang
                              --------------------------------------------------
                              (Signature)

                              Yeh Ying-Kiang
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HSIU-JEN LIU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Hsiu-Jen Liu
                              --------------------------------------------------
                              (Signature)

                              Hsiu-Jen Liu   IC3/SYS3 Manager
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HUNG-YAO LIN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Hung-Yao Lin
                              --------------------------------------------------
                              (Signature)

                              Senior Director
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              WANG, JEAN-JEAN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Wang, Jean-Jean
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS


                              --------------------------------------------------
                              (Print Name)

                              /s/ Ming-Huang Hung
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              STEVE NOBLE & CORINE NOBLE
                              --------------------------------------------------
                              (Print Name)

                              /s/ Steve Noble & /s/ Corine Noble
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TUAN LUN NI
                              --------------------------------------------------
                              (Print Name)

                              /s/ Tuan Lun Ni
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              ROBERT V. BUCK, JR.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Robert V. Buck, Jr.
                              --------------------------------------------------
                              (Signature)

                              President, Altera Japan
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              FOUNDERS

                              DANIEL CHEN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Daniel Chen
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              FOUNDERS

                              YOUNG LIU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Young Liu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              FOUNDERS

                              VIOLET LEE
                              --------------------------------------------------
                              (Print Name)

                              /s/ Violet Lee
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              FOUNDERS

                              PETER COURTURE
                              --------------------------------------------------
                              (Print Name)

                              /s/ Peter Courture
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              FOUNDERS

                              [ILLEGIBLE]
                              --------------------------------------------------
                              (Print Name)

                              /s/ [ILLEGIBLE]
                              --------------------------------------------------
                              (Signature)

                              Richmond Holdings Global Limited
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              FOUNDERS

                              TERRY GOU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Terry Gou
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              FOUNDERS

                              PETER COURTURE
                              --------------------------------------------------
                              (Print Name)

                              /s/ Peter Courture
                              --------------------------------------------------
                              (Signature)

                              MING KAI TSAI
                              --------------------------------------------------
                              (Print Name)

                              /s/ Ming Kai Tsai
                              --------------------------------------------------
                              (Signature)

                              CHIEN-YI TSENG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chien-Yi Tseng
                              --------------------------------------------------
                              (Signature)

                              ING DAR LIU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Ing Dar Liu
                              --------------------------------------------------
                              (Signature)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              FRANK LIN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Frank Lin
                              --------------------------------------------------
                              (Signature)

                              President/CEO
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HSING-TSUN CHOU
                              --------------------------------------------------
                              (Print Name)

                              /s/  Hsing-Tsun Chou
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TSI-WANG HUANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Tsi-Wang Huang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHUNG-YUAN YU
                              --------------------------------------------------
                              (Print Name)

                              [ILLEGIBLE] POA for Chung-Yuan Yu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHIANG PAI MEI
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chiang Pai Mei
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              THE LIU FAMILY TRUST (with Shao-Hung Gerald Liu and Tai-Hua Lee Liu as Trustors and Trustees)
                              --------------------------------------------------
                              (Print Name)

                              /s/ Shao-Hung Gerald Liu
                              --------------------------------------------------
                              (Signature)

                              Shao-Hung Gerald Liu, Trustor and [ILLEGIBLE]
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              JU-FEN HSIEH
                              --------------------------------------------------
                              (Print Name)

                              /s/ Ju-Fen Hsieh
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHIEN-CHIH KUO
                              --------------------------------------------------
                              (Print Name)

                              /s/  Chien-Chih Kuo
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              LONG-CHIA WANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Long-Chia Wang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              MU-TIEN CHANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Mu-Tien Chang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              DAY-CHUANG HUANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Day-Chuang Huang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              SHEREE HU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Sheree Hu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              SUN, YU-PIN
                              --------------------------------------------------
                              (Print Name)

                              /s/  Sun, Yu-Pin
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TRITON I VENTURE CAPITAL LIMITED
                              --------------------------------------------------
                              (Print Name)

                              [ILLEGIBLE]
                              --------------------------------------------------
                              (Signature)

                              Frank Jiang, Managing Director
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              PO-CHUAN WU
                              --------------------------------------------------
                              (Print Name)

                              /s/  Po-Chuan Wu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TENRICH HOLDINGS LIMITED
                              --------------------------------------------------
                              (Print Name)

                              /s/ Richard Chiang
                              --------------------------------------------------
                              (Signature)

                              Richard Chiang
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHUN-YONG HU
                              --------------------------------------------------
                              (Print Name)

                              Chun-Yong Hu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              E-TECH, INC.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Ben Chan
                              --------------------------------------------------
                              (Signature)

                              Ben Chan/President
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHEN-SHYONG YOUNG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chen-Shyong Young
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              MAXREWARD INVESTMENTS CO., LTD.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Samuel Young
                              --------------------------------------------------
                              (Signature)

                              Samuel Young/Director
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              EVERSPRING INDUSTRY CO., LTD.
                              --------------------------------------------------
                              (Print Name)

                              /s/ James Huang
                              --------------------------------------------------
                              (Signature)

                              James Huang, Director
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              GOLDEN J&N INVESTMENT INC.
                              --------------------------------------------------
                              (Print Name)

                              /s/ James Huang
                              --------------------------------------------------
                              (Signature)

                              James Huang, C.E.O.
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              ROSS A. RITTIMAN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Ross A. Rittiman
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              WPI INVESTMENT CO., LTD.
                              --------------------------------------------------
                              (Print Name)

                              /s/ T.L. Lin, President
                              --------------------------------------------------
                              (Signature)

                              T.L. Lin, President
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              JUI-CHUN CHANG
                              --------------------------------------------------
                              (Print Name)

                              JUI-CHUN CHANG
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHAN, YUN-WEI
                              --------------------------------------------------
                              (Print Name)

                              Chan, Yun-Wei
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TSAI, CHING-HSU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Tsai, Ching-Hsu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              YE-WAI CHUNG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Ye-Wai Chung
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HSU, PI-YUN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Hsu, Pi-Yun
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              YANG HSI-YUAN
                              --------------------------------------------------
                              (Print Name)

                              Yang Hsi-Yuan
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              OU YANG AN LI
                              --------------------------------------------------
                              (Print Name)

                              Ou Yang An Li
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHANG, AN-HUNG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chang, An-Hung
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              KUO, KUANG-HUNG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Kuo, Kuang-Hung
                              --------------------------------------------------
                              (Signature)

                              Kuo, Kuang-Hung, Assistant Vice President
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHEN-HEN TSEN
                              --------------------------------------------------
                              (Print Name)

                              Chen-Hen Tsen
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHUEN-SHIAN JANG
                              --------------------------------------------------
                              (Print Name)

                              Chuen-Shian Jang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHIH JEN CHANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chih Jen Chang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              PEI-CHANG SU
                              --------------------------------------------------
                              (Print Name)

                              /s/ Pei-Chang Su
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              YUN CHENG LIAO
                              --------------------------------------------------
                              (Print Name)

                              /s/ Yun Cheng Liao
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              GLORY VENTURE HOLDINGS LIMITED
                              --------------------------------------------------
                              (Print Name)

                              /s/ Tsay Yua-Yue
                              --------------------------------------------------
                              (Signature)

                              /s/ Tsay Yua-Yue
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              RICH PROFESSION LIMITED
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chan Wing-Tak, Douglas
                              --------------------------------------------------
                              (Signature)

                              Chan Wing-Tak, Douglas (Director)
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              AFFLUENT CORPORATION S.A.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Cheng Kar Shun, Henry
                              --------------------------------------------------
                              (Signature)

                              Dr. Cheng Kar Shun, Henry
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              LEAD LONG TEXTILE CO., LTD.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chen, John-Ye
                              --------------------------------------------------
                              (Signature)

                              Chen, John-Ye, President
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              DIXON R. HEAD, JR.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Dixon R. Head, Jr.
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              T.W. HU
                              --------------------------------------------------
                              (Print Name)

                              /s/ T.W. Hu
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              LEI-LI KUAN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Lei-Li Kuan
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              SUH-CHIUEH HO LEE
                              --------------------------------------------------
                              (Print Name)

                              /s/ Suh-Chiueh Ho Lee
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              STEVE NOBLE & CORINE NOBLE
                              --------------------------------------------------
                              (Print Name)

                              /s/ Steve Noble       /s/ Corine Noble
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              FU LIN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Fu Lin
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              Peng, Chin-Ying
                              --------------------------------------------------
                              (Print Name)

                              /s/ Peng, Chin-Ying
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TECHGAINS CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Andrew J.S. Kang
                              --------------------------------------------------
                              (Signature)

                              Andrew J.S. Kang, Chairman
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TECHGAINS INTERNATIONAL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Andrew J.S. Kang
                              --------------------------------------------------
                              (Signature)

                              Andrew J.S. Kang, Chairman
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              GATEHOUSE INVESTORS, L.L.C.
                              --------------------------------------------------
                              (Print Name)

                              /s/ Curt Snyder
                              --------------------------------------------------
                              (Signature)

                              Curt Snyder, Gen. Managing [ILLEGIBLE]
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              FRANK LIN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Frank Lin
                              --------------------------------------------------
                              (Signature)

                              Frank Lin, President/CEO
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHUNG-HSIN YANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chung Hsin Yang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              JUNG-LUNG HO
                              --------------------------------------------------
                              (Print Name)

                              /s/ Jung-Lung Ho
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              TUESY-PING LIANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Tuesy-Ping Liang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              YUEH-CHUANG CHANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Yueh-Chuang Chang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              [ILLEGIBLE]
                              --------------------------------------------------
                              (Print Name)

                              [ILLEGIBLE]
                              --------------------------------------------------
                              (Signature)

                              [ILLEGIBLE]
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              LIN SHONG-RONG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Lin Shong-Rong
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              HUEI FENG WANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Huei Feng Wang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              CHI-SHEN HO
                              --------------------------------------------------
                              (Print Name)

                              /s/ Chi-Shen Ho
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              KUANG-HUA HUANG
                              --------------------------------------------------
                              (Print Name)

                              /s/ Kuang-Hua Huang
                              --------------------------------------------------
                              (Signature)


                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              THE LIN FAMILY 1987 TRUST
                              --------------------------------------------------
                              (Print Name)

                              /s/ Frank C. Lin     /s/ Grace H. Lin
                              --------------------------------------------------
                              (Signature)

                              Frank C. Lin & Grace H. Lin, Trustee
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              C1D1 LIMITED PARTNERSHIP
                              --------------------------------------------------
                              (Print Name)

                              /s/ Dean C. Tellone
                              --------------------------------------------------
                              (Signature)

                              Dean C. Tellone, General Partner
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***

         IN WITNESS WHEREOF, the parties have executed this Stockholders' Agreement as of the date first written above.

                              THE COMPANY

                              INTEGRATED TELECOM EXPRESS, INC.

                              By: /s/ Richard H. Forte
                                 -----------------------------------------------
                                     Richard H. Forte
                                     President and Chief Executive Officer

                              SERIES A STOCKHOLDER

                              INTEL CORPORATION
                              --------------------------------------------------
                              (Print Name)

                              /s/ Noel Lazo
                              --------------------------------------------------
                              (Signature)

                              Noel Lazo, Assistant Treasurer
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)

                              SERIES B STOCKHOLDERS

                              QUARTET FOUNTAINS INC.
                              FAN-CHUNG PAN
                              --------------------------------------------------
                              (Print Name)

                              /s/ Fan-Chung Pan
                              --------------------------------------------------
                              (Signature)

                              Fan-Chung Pan, President
                              --------------------------------------------------
                              (Print Name and title of signatory, if applicable)



               SIGNATURE PAGE FOR INTEGRATED TELECOM EXPRESS, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


            ***FIRST AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT***